                                                                     Exhibit A-1


                             JOINT FILING AGREEMENT



                           Each of the undersigned hereby agrees to the joint
filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of CPAC, Inc. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

                           IN WITNESS WHEREOF, the undersigned hereby execute
this Agreement this 3rd day of October, 1995.

                                        CPAC Investors, L.L.C.


                                        By:   /s/ Eliot Lauer
                                           -------------------------------------
                                             Eliot Lauer, Manager

                                        The Relatasi Trust

                                        By Mercotrust Limited, Trustee


                                        By:
                                           -------------------------------------
                                             Dr. Werner Keicher, Director


                                        By:
                                           -------------------------------------
                                             Dr. Guido Meier, Director



                                        ----------------------------------------
                                        Mr. Isaac Herzog




                               Page 15 of 19 Pages

                                                                     Exhibit A-2


                             JOINT FILING AGREEMENT



                  Each of the undersigned hereby agrees to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of CPAC, Inc. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 2nd day of October, 1995.

                                        CPAC Investors, L.L.C.


                                        By:
                                           -------------------------------------
                                             Eliot Lauer, Manager

                                        The Relatasi Trust

                                        By Mercotrust Limited, Trustee


                                        By:   /s/ Werner Keicher
                                           -------------------------------------
                                             Dr. Werner Keicher, Director


                                        By:   /s/ Guido Meier
                                           -------------------------------------
                                             Dr. Guido Meier, Director



                                        ----------------------------------------
                                        Mr. Isaac Herzog




                               Page 16 of 19 Pages

                                                                     Exhibit A-3


                             JOINT FILING AGREEMENT



                  Each of the undersigned hereby agrees to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of CPAC, Inc. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 2nd day of October, 1995.

                                        CPAC Investors, L.L.C.


                                        By:
                                           -------------------------------------
                                             Eliot Lauer, Manager

                                        The Relatasi Trust

                                        By Mercotrust Limited, Trustee


                                        By:
                                           -------------------------------------
                                             Dr. Werner Keicher, Director


                                        By:
                                           -------------------------------------
                                             Dr. Guido Meier, Director


                                        /s/ Isaac Herzog
                                        ----------------------------------------
                                        Mr. Isaac Herzog




                               Page 17 of 19 Pages